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                                                                  Exhibit 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Registration file No. 333-86311 and 333-30044) of Ditech Communications Corporation of our report dated May 24, 2000, relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, CA
July 28, 2000